SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 3, 2004 tds (Telemedicine) Inc.
             (Exact name of registrant as specified in its charter)

New York                                     000-33513            11-3579554
(State or other                              (Commission          (IRS Employer
jurisdiction of                              File Number)         Identification
incorporation)                                                    Number)

4514 South Staples
Corpus Christi, Texas                                             78411
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 822-5959


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      ITEM 9. Regulation FD Disclosure

      Tds (Telemedicine) Inc, hereby incorporates by reference the contents of its press release regarding its forward looking projections for fiscal years 2004 and 2005 furnished herewith as Exhibit 99.1

      (c)   Exhibits

            99.1  Company Press Release dated June 3, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           tds (Telemedicine) Inc.


                                           By: /s/ Roger Albert Coomber
                                               ------------------------
                                           Name: Roger Albert Coomber
                                           Title:  Chief Executive Officer

Dated: June 3, 2004

                                    Exhibits

                  99.1 Company Press Release dated June 3, 2004